April 2013 Private Placement	3 Months Ended
Mar. 31, 2013
April 2013 Private Placement
11.	April 2013 Private Placement

On April 29, 2013, the Company entered into a securities purchase agreement and subscription agreements with certain accredited investors for the issuance and sale in a private placement of 10,430,034 shares of common stock, which the Company sold at a price of $3.116 per share for aggregate gross proceeds of $32.5 million. Warrants to purchase 0.28 shares of common stock at $3.58 per share were issued for each share of common stock purchased. An additional 1,923,599 shares of common stock and corresponding warrants were issued at the final closing to certain existing stockholders of the Company who participated in earlier closings of this financing. Estimated net proceeds totaling $29.6 million have been raised in this financing and will support the late-stage clinical development of the Company’s lead investigational product, CPX-351 (cytarabine:daunorubicin) Liposome Injection.